UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2005

STREICHER MOBILE FUELING, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 W. Cypress Creek Rd., Suite 580	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (954) 308-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets

As previously reported, on February 18, 2005, Streicher Mobile Fueling, Inc. completed the acquisition of substantially all of the assets and business operations of Shank C&E Investments, L.L.C., a Delaware limited liability company based in Houston, Texas.

On February 28, 2005, Streicher Mobile Fueling, Inc. filed a current report on Form 8-K disclosing the completion of the acquisition but omitted the financial statements of the business acquired (required by Item 9(a) of Form 8-K) and the pro forma financial information (required by Item 9(b) of Form 8-K) as it was permitted to do pursuant to Item 9(b)(2) of Form 8-K because the audited financial statements of Shank C&E Investments, L.L.C. were not available at the time of the acquisition.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements of Shank C&E Investments, L.L.C. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and the audit reports of Thomas Leger & Co. L.L.P., independent registered public accounting firm relating to such financial statements, are attached hereto as Exhibit 99.2.

(b)	Pro forma Financial Information

The interim unaudited pro forma combined financial statements of Streicher Mobile Fueling, Inc., are attached as Exhibit 99.3. The following pro forma financial information is not indicative of the results that the combined businesses would have achieved if they had been combined for the periods shown or in the future. Such statements should be read in conjunction with the financial statements of Streicher Mobile Fueling, Inc. and Shank C&E Investments, L.L.C.

(c)	Exhibits

2.1 Asset Purchase Agreement by and among Streicher Mobile Fueling, Inc., SMF Services, Inc., Shank C&E Investments, L.L.C. and its members, Jerry C. Shanklin and Claudette Shanklin dated January 25, 2005 filed as Exhibit 2.1 to the Company’s Form 8-K dated January 25, 2005 and incorporated by reference herein.

2.2  Supplemental Agreement dated February 18, 2005 to the Asset Purchase Agreement and among Streicher Mobile Fueling, Inc., SMF Services, Inc., Shank C&E Investments, L.L.C. and its members, Jerry C. Shanklin and Claudette Shanklin dated January 25, 2005 filed as Exhibit 2.1 to the Company’s Form 8-K dated February 18, 2005 and incorporated by reference herein.

23.1 Consent of Thomas Leger & Co. L.L.P.

99.1  Press Release dated February 28, 2005 filed as Exhibit 99.1 to the Company’s Form 8-K dated February 28, 2005 and incorporated by reference herein.

99.2 Financial statements of Shank C&E Investments, L.L.C. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.

99.3 Interim pro forma consolidated balance sheet as of December 31, 2004 and pro forma consolidated statements of operations for the six-month interim period ended December 31, 2004.

99.4  Pro forma consolidated statements of operations for the fiscal year ended June 30, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREICHER MOBILE FUELING, INC.

Date: May 6, 2005	By:	/s/ Richard E. Gathright

Richard E. Gathright, President and CEO

Exhibit Index

Exhibit No.	Description

23.1	Consent of Thomas Leger & Co. L.L.P.

99.2
Balance sheets of Shank C&E Investments, L.L.C. (a Delaware limited liability company) as of December 31, 2004 and 2003 and the related statements of operations, changes in members’ equity, and cash flows for each of the three years in the period ended December 31, 2004.

99.3	Pro forma consolidated balance sheet as of December 31, 2004 and pro forma statements of operations for the six-month period ended December 31, 2004.

99.4	Pro forma consolidated statements of operations for the fiscal year ended June 30, 2004.